Disposition Of A Component Of An Entity	3 Months Ended
Oct. 31, 2014
Disposition Of A Component Of An Entity [Abstract]
Disposition Of A Component Of An Entity

5.     Disposition of a Component of an Entity

On March 1, 2011, the Company entered into an Asset Purchase Agreement (the “Agreement”) with Globalrange Corporation (“Globalrange”).  Under the terms of the Agreement, the Company sold to Globalrange certain rights and assets relating to our electronic data interchange business for the agricultural chemicals industry (the “AgChem EDI Business”).  Because the AgChem EDI Business was not a separate entity or reportable segment, the transaction was recorded as a disposition of a component of an entity.

As part of the purchase price for the AgChem EDI Business, Globalrange agreed to assume certain liabilities of ARI relating to the AgChem EDI Business, primarily consisting of unearned revenue (as defined in the Agreement).  Globalrange is making earn-out payments to ARI annually over a four-year period following the closing date, with an initial pre-payment of $80,000.  The amounts of such earn-out payments are determined based on collections received by Globalrange relating to the AgChem EDI Business during such period, and are subject to a floor and cap, in accordance with the terms of the Agreement.

The contingent earn-out receivable is measured at fair value on a recurring basis calculated using the present value of future estimated revenue. Unrealized gains and losses for changes in fair value are recognized in earnings. Because the contingent earn-out receivable has no comparable market data or significant observable inputs to determine fair value, it is classified as Level 3 measurement.  The primary factors used to determine the fair value include: (i) the estimated future revenue related to the business recognized by the buyer; and (ii) the estimated risk free interest rate of a market participant.  Increases in the estimated future revenue related to the business sold, which has the most impact on the fair value of the contingent earn-out receivable, would cause the fair value of the earn-out to increase.

The amount of the earn-out receivable was originally estimated at $580,000 less an imputed discount of $97,000, based on the present value of the estimated earn-out payments (the “earn-out receivable”), discounted at 14%, which was the prevailing rate of interest charged on the Company’s debt at the time of the sale.  The discount is amortized to interest income, which is included in other income on the consolidated statements of income, over the life of the earn-out.

An assessment of the expected future cash flows of the Earn-out Receivable is performed annually in the third fiscal quarter based on historical receipts over the previous twelve month period.  Changes in estimate and cash received in excess of expected cash receipts are recorded as a gain or loss in other expense (income).

The remaining earn-out receivable totals $76,000 in prepaid expenses and other on the consolidated balance sheet at October 31, 2014, with estimated receivables as follows (in thousands):

Total estimated current payments receivable	$62
Less imputed interest	(6)
Present value of Earnout Receivable	$56

  The following table shows changes in the earn-out receivable during the three months ended October 31, 2014 (in thousands):

	2014	2013
Beginning Balance	$73	$160
Net receipts	(20)	(37)
Imputed interest recognized	3	4
Ending Balance	$56	$127